UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 12, 2006

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                             Standard Drilling, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)



                  333-85460                          84-1598154
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          (Commission File Number)       (I.R.S. Employer Identification No.)

          1667 K St., NW, Ste. 1230
                Washington, DC                         20006
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   (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b)

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)


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Item 1.01.   Entry into a Material Definitive Agreement.

The Board of Directors of Standard Drilling, Inc. (the "Company") has granted restricted stock awards of 400,000 shares of common stock and 300,000 shares of common stock, respectively, to Mr. Robert T. Moffet, Senior Vice President and General Counsel and Michael J. Walker, Vice President of Operations. Pursuant to the awards, the Company sold the shares to the officers at a price of $0.001 per share. The shares vest 50% on each of the first and second anniversaries of their employment by the Company.

The form of Restricted Stock Purchase Agreement used by the Company for awards of restricted stock is attached as Exhibit 10.1 hereto.


Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Restricted Stock Purchase Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STANDARD DRILLING, INC.



Date:    October 12, 2006                By:   /s/ Prentis B. Tomlinson, Jr.
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                                         Name: Prentis B. Tomlinson, Jr.,
                                               Chairman and CEO


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                                  EXHIBIT INDEX

Exhibit No.      Description
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10.1             Form of Restricted Stock Purchase Agreement


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